FIRST AMENDMENT TO
THE FEDEX CORPORATION SUPPLEMENTAL SHORT TERM DISABILITY PLAN
Effective January 1, 2025

THIS AMENDMENT to the FedEx Corporation Supplemental Short Term Disability Plan (the “Plan”) is made by the Participating Employers pursuant to their authority to amend the Plan as provided in Section 13 thereof;
WHEREAS, the Benefits Strategy Board of the FedEx Corporation approved the spin-off of FedEx Freight, Inc. and FedEx Custom Critical, Inc. health and welfare plan benefit programs from the enterprise FedEx Corporation health and welfare benefit programs effective April 1, 2026 concurrent with payroll system modifications that were implemented in advance of the separation of those operating companies from the FedEx Corporation controlled group; and
WHEREAS, the Participating Employers desire to amend the Plan document to reflect the cessation of FedEx Freight, Inc. and FedEx Custom Critical, Inc.’s participation in the Plan effective April 1, 2026.
NOW THEREFORE, the Plan is amended to reflect the removal of FedEx Freight, Inc. and FedEx Custom Critical, Inc. as Participating Employers in the Plan as of April 1, 2026.

        IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDERAL EXPRESS CORPORATION

Signed: /s/ Tracy B. Brightman

Name: Tracy B. Brightman

Title:     Executive Vice President – Chief People Officer

Date:     May 27, 2026

        IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX CORPORATION

Signed: /s/ Tracy B. Brightman

Name: Tracy B. Brightman

Title:     Executive Vice President – Chief People Officer

Date:     May 27, 2026

        IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX CORPORATION

Signed: /s/ Tiffany H. Brunson

Name: Tiffany H. Brunson

Title:     Vice President – General Counsel

Date:     May 28, 2026

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX LOGISTICS, INC.
FEDEX TRADE NETWORKS TRADE SERVICES, LLC
FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.
ATC INFORMATION SERVICES, INC.
GENCO INFRASTRUCTURE SOLUTIONS, INC.
FEDEX SUPPLY CHAIN, INC.
FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC.
GENCO MARKETPLACE, INC.
FEDEX DATAWORKS, INC.

Signed:	/s/ Alana L. Griffin
Name:	Alana L. Griffin
Title:	Assistant Secretary
Date:	May 28, 2026

        IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX FREIGHT, INC.

Signed: /s/ Clement E. Klank

Name: Clement E. Klank

Title:     Senior Vice President – Chief Human Resources and Legal Officer

Date:     May 28, 2026

    IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX CUSTOM CRITICAL, INC.

Signed: /s/ Clement E. Klank

Name: Clement E. Klank

Title:     Secretary

Date:     May 28, 2026